Exhibit 31.1

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Turner, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q/A for the three months ended March 31, 2026 of Warburg Pincus Access Fund, L.P.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 19, 2026	By:	/s/ Christopher Turner
Christopher Turner
Chief Executive Officer (Principal Executive Officer)